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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March, 15, 2005

             Corporate Property Associates 16 - Global Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                   001-32162                   80-0067704
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           (Commission File Number) (IRS Employer Identification No.)

                    50 Rockefeller Plaza, New York, NY 10020
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets


                                Explanatory Note:

On March 18, 2005, the registrant filed a Current Report on Form 8-K to report the acquisition of a six building office campus for $119.97 million that is leased to Telcordia Technologies, Inc. ("Telcordia"). The purpose of this amendment to the Current Report is to correct the acquisition cost of the properties and include summary financial information of Telcordia and the pro forma financial information required by Article 11 of Regulation S-X, which are attached as Exhibits 99.1 and 99.2, respectively, hereto. The Telcordia properties were acquired for a total cost of $116.46 million including transaction structuring fees of $2.33 million and an acquisition allowance of $0.58 million.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The summarized financial information of Telcordia is attached as
Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.2 hereto.

(c) Exhibits

Exhibit Index

Exhibit No.   Exhibit

99.1          Summarized Financial Information of Telcordia

99.2          Pro Forma Financial Information

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED



                       By: /s/ Michael D. Roberts
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                           Michael D. Roberts
                           Executive Director and Controller
                           (acting Principal Accounting Officer)

Date: May 27, 2005